ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Uncertainties [Abstract]
ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES
INCOME TAXES

Income tax provisions for the years ended December 31, 2016, December 26, 2015, and December 27, 2014 are summarized as follows (in thousands):

	2016	2015	2014
Currently Payable:
Federal	$42,397	$34,672	$18,664
State and local	6,341	6,643	4,852
Foreign	6,143	5,599	5,619
	54,881	46,914	29,135
Net Deferred:
Federal	(455)	(1,104)	4,128
State and local	438	96	1,079
Foreign	310	(36)	(193)
	293	(1,044)	5,014
	$55,174	$45,870	$34,149

The components of earnings before income taxes consist of the following:

	2016	2015	2014
U.S.	$140,106	$115,231	$79,365
Foreign	20,565	15,771	16,348
Total	$160,671	$131,002	$95,713

The effective income tax rates are different from the statutory federal income tax rates for the following reasons:

	2016	2015	2014
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local taxes (net of federal benefits)	3.1	3.6	4.1
Effect of noncontrolling owned interest in earnings of partnerships	(0.2)	(0.3)	(0.2)
Manufacturing deduction	(2.4)	(2.4)	(2.0)
Tax credits, including foreign tax credit	(1.4)	(1.6)	(1.9)
Change in uncertain tax positions reserve	0.4	0.3	(0.2)
Other permanent differences	0.1	0.7	0.6
Other, net	(0.3)	(0.3)	0.3
Effective income tax rate	34.3%	35.0%	35.7%

Temporary differences which give rise to deferred income tax assets and (liabilities) on December 31, 2016 and December 26, 2015 are as follows (in thousands):

	2016	2015
Employee benefits	$13,375	$10,996
Net operating loss carryforwards	13,605	1,256
Foreign subsidiary capital loss carryforward	509	478
Other tax credits	1,196	3,518
Inventory	2	1,264
Reserves on receivables	1,208	1,213
Accrued expenses	8,931	5,311
Other, net	2,323	4,728
Gross deferred income tax assets	41,149	28,764
Valuation allowance	(5,371)	(1,454)
Deferred income tax assets	35,778	27,310
Depreciation	(29,971)	(25,795)
Intangibles	(25,078)	(20,765)
Other, net	—	(3,276)
Deferred income tax liabilities	(55,049)	(49,836)
Net deferred income tax liability	$(19,271)	$(22,526)

As of December 31, 2016, the company had state and foreign net operating loss carryforwards of $1.5 million and state tax credit carryforwards of $0.6 million, which will expire at various dates. As a result of the acquisition of idX, the company also acquired estimated federal, state and foreign net operating loss carryforwards of $12.1 million and federal foreign tax credit carryforwards of $0.4 million.

Because of the federal, state and certain foreign change of ownership law provisions, some of the various acquired NOLs and the federal foreign tax credits maybe limited. An evaluation under these law provisions will be performed during the business combination measurement period for idX, and therefore the ultimate resolution of their future availability is yet undetermined.

The NOL and credit carryforwards expire as follows:

	Net Operating Losses			Tax Credits
	U.S.	State	Foreign	U.S.	State
2016 - 2020	$—	$396	$2,300	$253	$118
2021 - 2025	—	469	117	180	440
2026 - 2030	—	689	—	—	—
2031 - 2035	7,726	1,204	202	—	—
Thereafter	16	220	268	—	—
Total	$7,742	$2,978	$2,887	$433	$558

As of December 31, 2016, we believe that it is more likely than not that the benefit from certain state and foreign NOL carryforwards as well as certain state tax credit carryforwards will not be realized. In recognition of this risk, we have provided a valuation allowance against various NOL and tax credit carryforwards. Furthermore, there is a valuation allowance of $0.5 million against a capital loss carryforward we have for a wholly-owned subsidiary, UFP Canada, Inc. Based upon the business activity and the nature of the assets of this subsidiary, our ability to realize a future benefit from this carryforward is doubtful. The capital loss has an unlimited carryforward and therefore will not expire unless there is a change in control of the subsidiary.
ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

ASC 740, Income Taxes (“ASC 740”) clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.  ASC 740 also provides guidance on derecognition, measurement, classification, interest and penalties, and disclosure requirements.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2016	2015	2014
Gross unrecognized tax benefits beginning of year	$2,209	$1,793	$1,923
Increase in tax positions for prior years	243	—	—
Increase in tax positions due to acquisitions	362	—	—
Increase in tax positions for current year	905	754	556
Settlements with taxing authorities	(32)	—	—
Lapse in statute of limitations	(306)	(338)	(686)
Gross unrecognized tax benefits end of year	$3,381	$2,209	$1,793

Our effective tax rate would have been affected by the unrecognized tax benefits had this amount been recognized as a reduction to income tax expense.

We recognized interest and penalties for unrecognized tax benefits in our provision for income taxes.  The liability for unrecognized tax benefits included accrued interest and penalties of $0.6 million at December 31, 2016, and $0.2 million at December 26, 2015 and December 27, 2014.

We file income tax returns in the United States and in various state, local and foreign jurisdictions.  The federal and a majority of state and foreign jurisdictions are no longer subject to income tax examinations for years before 2013.  A number of routine state and local examinations are currently ongoing.  Due to the potential for resolution of state examinations, and the expiration of various statutes of limitation, and new positions that may be taken, it is reasonably possible that the amounts of unrecognized tax benefits could change in the next twelve months is $0.7 million.